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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 2001

                             SIGNALSOFT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 000-31885                               84-1268226
           (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)

                              1495 CANYON BOULEVARD
                             BOULDER, COLORADO 80302
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 381-3000

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                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On May 25, 2001, SignalSoft Corporation acquired approximately 99% of all issued and outstanding capital stock of mobilePosition AB, a corporation organized under the laws of Sweden, pursuant to the terms of (i) a Share Purchase Agreement, dated May 25, 2001, by and between SignalSoft, European Digital Partners Ltd., Qino Flagship Ltd., Alpha Venture Capital Fund Management S.A. and certain founding and other shareholders listed therein (the "Main Share Purchase Agreement") and (ii) a Share Purchase Agreement Relating to the Sale of mobilePosition AB, dated May 25, 2001, by and between SignalSoft and certain other shareholders of mobilePosition. In consideration for the acquired shares of mobilePosition, SignalSoft paid, in aggregate, $1,000,000 and issued 1,510,662 shares of its Common Stock, $.001 par value per share, to such former holders of the mobilePosition shares pursuant to Regulation S promulgated under the Securities Act of 1933, as amended. The cash component was funded out of SignalSoft's cash reserves. In addition, SignalSoft agreed to reimburse mobilePosition for payments totalling $350,000 to certain of mobilePosition's employees as a result of the closing of the acquisition. Such payments will be made in four equal installments at the end of each of the next four quarters beginning June 30, 2001.

         mobilePosition is engaged in developing location based applications and technical solutions for location provisioning services to the wireless communications market. SignalSoft presently intends to have mobilePosition continue these business activities.

         Pursuant to the Share Purchase Agreement, SignalSoft intends to (and has the right to) acquire all remaining shares of mobilePosition as soon as practicable. The consideration to be paid by SignalSoft for such remaining acquisitions will be 0.733 shares of SignalSoft's Common Stock per share of mobilePosition, or an aggregate of approximately 19,351 shares of SignalSoft's Common Stock for all remaining shares of mobilePosition.

 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired: The required financial statements will be filed by amendment to this Form as soon as practicable, but in no case later than 75 days after the date of the Closing referenced above.

(b) Pro Forma Financial Information: The required pro forma financial information will be filed by amendment to this Form as soon as practicable, but in no case later than 75 days from the date of the Closing referenced above.

(c) Exhibits:

2.1 Share Purchase Agreement, dated May 25, 2001, by and among SignalSoft Corporation, European Digital Partners Ltd., Qino Flagship Ltd., Alpha Venture Capital Fund Management S.A. and certain founding and other shareholders listed therein.

         Schedules and Annexes:

         Schedule A             List of Founders

         Schedule B             List of Other Shareholders

         Schedule C             List of share ownership
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         Schedule 1.1     Debt of mobilePosition to sellers
         Schedule 3.1     Consideration Share and cash payment distribution to
                          sellers
         Schedule 4(f)    Form of Escrow Agreement
         Schedule 4(g)    Form of Registration Rights Agreement
         Schedule 6       Disclosure Letter
         Schedule 7.5.3   Form of Employment Agreements
         Schedule 9.2     Exchange rate for Consideration Shares for remaining
                          shareholders
         Schedule 9.3     mobilePosition pension arrangement
         Annex A          Form of Transferor Representation Statement
         Annex B          Form of Transferee Representation Statement

         None of such schedules and annexes (other than the Registration Rights Agreement, which is set forth below under Exhibit 10.1) are filed herewith, since, pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1934, as amended, such schedules and annexes are not required to be filed unless they contain information which is material to an investment decision and which is not otherwise disclosed in the Share Purchase Agreement or the Registration Rights Agreement. SignalSoft agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

2.2 Share Purchase Agreement Relating to the Sale of mobilePosition AB, dated May 25, 2001, by and between SignalSoft Corporation and certain other shareholders of mobilePosition set forth therein.

         Schedule 1                Form of Registration Rights Agreement
         Schedule 2                Notices
         Schedule A                List of sellers and Consideration Shares
         Annex A                   Form of Transferor Representation Statement
         Annex B                   Form of Transferee Representation Statement

         None of such schedules and annexes are filed herewith, since, pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1934, as amended, such schedules and annexes are not required to be filed unless they contain information which is material to an investment decision and which is not otherwise disclosed in the two Share Purchase Agreements or the Registration Rights Agreement. SignalSoft agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

10.1 Registration Rights Agreement dated as of May 25, 2001 between SignalSoft Corporation and the former holders of shares of capital stock of mobilePosition AB.

99.1 Text of press release issued by SignalSoft Corporation, dated May 29, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, SignalSoft Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SIGNALSOFT CORPORATION
                              A Delaware Corporation

                              By: /s/ David A. Hose
                              ---------------------------------------
                              David A. Hose
                              Chairman of the Board, Chief Executive Officer and President

Date: May 29, 2001
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                                                                        EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION OF DOCUMENT

2.1 Share Purchase Agreement, dated May 25, 2001, by and between SignalSoft Corporation, European Digital Partners Ltd., Qino Flagship Ltd., Alpha Venture Capital Fund Management S.A. and certain founding and other shareholders listed therein

                  Schedules and Annexes:

                  Schedule A         List of Founders
                  Schedule B         List of Other Shareholders
                  Schedule C         List of share ownership
                  Schedule 1.1       Debt of mobilePosition to sellers
                  Schedule 3.1       Consideration Share and cash payment
                                     distribution to sellers
                  Schedule 4(f)      Form of Escrow Agreement
                  Schedule 4(g)      Form of Registration Rights Agreement
                  Schedule 6         Disclosure Letter
                  Schedule 7.5.3     Form of Employment Agreements
                  Schedule 9.2       Exchange rate for Consideration Shares
                                     for remaining shareholders
                  Schedule 9.3       mobilePosition pension arrangement
                  Annex A            Form of Transferor Representation
                                     Statement
                  Annex B            Form of Transferee Representation
                                     Statement

                  None of such schedules and annexes (other than the Registration Rights Agreement, which is set forth below under
                  Exhibit 10.1) are filed herewith, since, pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1934, as amended, such schedules and annexes are not required to be filed unless they contain information which is material to an investment decision and which is not otherwise disclosed in the two Share Purchase Agreements or the Registration Rights Agreement. SignalSoft agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

2.2 Share Purchase Agreement Relating to the Sale of mobilePosition AB, dated May 25, 2001, by and between SignalSoft Corporation and certain other shareholders of mobilePosition set forth therein.

                  Schedule 1       Form of Registration Rights Agreement
                  Schedule 2       Notices
                  Schedule A       List of sellers and Consideration Shares
                  Annex A          Form of Transferor Representation Statement
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                  Annex B          Form of Transferee Representation Statement

                  None of such schedules and annexes are filed herewith, since, pursuant to Item 601(b)(2) of Regulation S-K promulgated under the Securities Act of 1934, as amended, such schedules and annexes are not required to be filed unless they contain information which is material to an investment decision and which is not otherwise disclosed in the two Share Purchase Agreements or the Registration Rights Agreement. SignalSoft agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

10.1 Registration Rights Agreement dated as of May 25, 2001 between SignalSoft Corporation and the former holders of shares of capital stock of mobilePosition AB.

99.1              Text of press release issued by SignalSoft Corporation, dated
                  May 29, 2001.